UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2008

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414
(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046-0908

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

W&T Offshore, Inc. (the “Company”) issued a press release on September 18, 2008 detailing the initial impact of hurricanes Gustav and Ike on the Company’s operations. A copy of the Press Release is attached hereto as Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	W&T Offshore, Inc. Press Release “W&T Offshore Provides Assessment From Hurricanes Gustav and Ike” dated September 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: September 23, 2008	By:	/S/ JOHN D. GIBBONS

John D. Gibbons Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	W&T Offshore, Inc. Press Release “W&T Offshore Provides Assessment From Hurricanes Gustav and Ike” dated September 18, 2008.